UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21805
SunAmerica Focused Alpha Large-Cap Fund, Inc.

(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ	07311

(Address of principal executive offices)	(Zip code)
John T. Genoy
Senior Vice President
SunAmerica Asset Management Corp.
Harborside Financial Center,
3200 Plaza 5
Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(201) 324-6414

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

Item 1.	Reports to Stockholders

SEMI-ANNUAL REPORT 2010

SUNAMERICA

Focused Alpha Large-Cap Fund (FGI)

Robert C. Doll

BLACKROCK

Thomas F. Marsico

MARSICO
CAPITAL MANAGEMENT, LLC

SunAmerica
Mutual Funds

INFORMATION REGARDING THE FUND’S DISTRIBUTION POLICY

The SunAmerica Focused Alpha Large-Cap Fund, Inc. (the “Fund”) has established a dividend distribution policy (the “Distribution Policy”) pursuant to which the Fund makes a level dividend distribution each quarter to shareholders of its common stock (after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares) at a rate that is based on a fixed amount per share as determined by the Board of Directors of the Fund (the “Board”), subject to adjustment in the fourth quarter, as necessary, so that the Fund satisfies the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). As of the most recent quarterly dividend distribution paid on June 24, 2010, the fixed amount of the quarterly dividend distribution was $0.05 per share. Pursuant to an exemptive order (the “Order”) issued to the Fund by the Securities and Exchange Commission (“SEC”) on February 3, 2009, the Fund may distribute long-term capital gains more frequently than the limits provided in Section 19(b) under the Investment Company Act of 1940, as amended (the “1940 Act”) and Rule 19b-1 thereunder. Therefore, dividend distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or return of capital. If the total distributions made in any calendar year exceed investment company taxable income and net capital gains, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gains (assuming the shares are held as capital assets). A return of capital represents a return of a shareholder’s investment in the Fund and should not be confused with “yield,” “income” or “profit.” Shareholders will receive a notice with each dividend distribution, if required by Section 19(a) under the 1940 Act, estimating the sources of such dividend distribution and providing other information required by the Order. Investors should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Distribution Policy.

The Board has the right to amend, suspend or terminate the Distribution Policy at any time without prior notice to shareholders. The Board might take such action, for example, if the Distribution Policy had the effect of decreasing the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. An amendment, suspension or termination of the Distribution Policy could have a negative effect on the Fund’s market price per share which, in turn could create or widen a trading discount. Please see Note 2 to the financial statements included in this report for additional information regarding the Distribution Policy.

The Fund is also subject to investment and market risk. An economic downturn could have a material adverse effect on its investments and could result in the Fund not achieving its investment or distribution objectives, which may affect the distribution. Please refer to the prospectus for a fuller description of the Fund’s risks.

June 30, 2010	SEMI-ANNUAL REPORT

SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.

SunAmerica Focused Alpha Large-Cap Fund (FGI)

        Table of Contents

SHAREHOLDERS’ LETTER	1
STATEMENT OF ASSETS AND LIABILITIES	3
STATEMENT OF OPERATIONS	4
STATEMENT OF CHANGES IN NET ASSETS	5
FINANCIAL HIGHLIGHTS	6
PORTFOLIO OF INVESTMENTS	7
NOTES TO FINANCIAL STATEMENTS	9
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN	14
RESULTS OF ANNUAL SHAREHOLDER MEETING	15

June 30, 2010	SEMI-ANNUAL REPORT

Shareholders’ Letter — (unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for the SunAmerica Focused Alpha Large-Cap Fund (the “Fund”) although it proved to be a particularly challenging period for equity investors.

For the six months ended June 30, 2010, the Fund’s total return based on net asset value (NAV) was -11.08%. The Fund’s benchmark, the Russell 1000® Index1, returned -6.40% for the same period. The Fund’s total return based on market price was -8.99% during the semi-annual period. As of June 30, 2010, the Fund’s NAV was $13.08, and its market price was $12.35.

The six months ended June 30, 2010 were characterized by a dramatic shift in investor sentiment. The major U.S. equity markets advanced in the first quarter of 2010, marking the fourth consecutive quarter of gains. Increasing cash flow, high productivity and significant cost cutting fueled expectations of forthcoming business spending and corporate profits across a wide spectrum of economic sectors. Stronger personal spending and retail sales figures and the results of several key manufacturing surveys buoyed stocks as well. However, risk appetite shifted rapidly in late April and a classic flight to quality took hold as mixed U.S. economic data, the sovereign debt crises in Greece and peripheral Europe, government policy tightening in China, and announcements regarding financial regulation reform combined to renew concerns about global economic growth. The resultant drop in the equity markets through the end of June erased gains from the first quarter and sent most major indices into negative territory for the semi-annual period as a whole.

With inflation low and unemployment still hovering near 10%, the Federal Reserve Board (the Fed) maintained the status quo throughout the six months in its resolve to keep the targeted federal funds rate in the 0.00% to 0.25% range for an extended period. In its statement following its June 23 meeting, however, the Fed added a cautionary tone acknowledging that “financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”

While virtually all segments of the U.S. equity market were down for the semi-annual period overall, small-cap stocks held up best followed closely behind by mid-cap stocks. Large-cap stocks trailed. Value stocks marginally outpaced growth stocks across the capitalization spectrum. Within the Russell 1000® Index, all sectors declined on an absolute basis. That said, the best performing sectors in the Russell 1000 Index on a relative basis during the semi-annual period were consumer discretionary, industrials, consumer staples and financials. The weakest performing sectors were energy, materials and information technology.

As you know, the Fund is a unique offering for two major reasons.

•	First, the Fund is set apart from its competitors in the marketplace by its multi-managed, focused approach in a closed-end fund structure. Two well-known equity managers, Marsico Capital Management LLC (“Marsico”) and BlackRock Investment Management (“BlackRock”) each contribute stock picks to the Fund’s portfolio. Marsico emphasizes large-cap growth investing, while BlackRock favors a large-cap value investment style.

•	Second, the Fund managers’ combined stock picks, blending large growth and large value, are designed to offer the potential for attractive returns over the long term. While the Fund underperformed its benchmark index during the semi-annual period based on a combination of stock selection and sector allocation positioning across both large-cap growth and large-cap value holdings, it is important to remember that over time and by design, blending the different investment styles of these two proven managers is intended to help the Fund meet its investment objective.

Clearly, maintaining a long-term perspective is a basic tenet of effective investing for both managers and investors at all times. We continue to believe that equity investments are an important component of a long-term diversified investment plan.

Shareholders’ Letter — (unaudited) — (continued)

We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

Peter A. Harbeck
President & CEO
SunAmerica Asset Management Corp.

Past performance is no guarantee of future results.

[1]	The Russell 1000 Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 1000 Index includes the largest 1,000 securities in the Russell 3000 Index. Indices are not managed and an investor cannot invest directly into an index.

Investors should carefully consider the SunAmerica Focused Alpha Large-Cap Fund’s investment objectives, strategies, risks, charges and expenses before investing. The Fund should be considered as only one element of a complete investment program. The Fund’s equity exposure and derivative investments involve special risks. An investment in this Fund should be considered speculative. There is no assurance that the Fund will achieve its investment objectives. The Fund is actively managed and its portfolio composition will vary. Investing in the Fund is subject to several risks, including: Non-Diversified Status Risk, Growth and Value Stock Risk, Key Adviser Personnel Risk, Investment and Market Risk, Issuer Risk, Foreign Securities Risk, Emerging Markets Risk, Income Risk, Hedging Strategy Risk, Derivatives Risk, Preferred Securities Risk, Debt Securities Risk, Small and Medium Capitalization Company Risk, Leverage Risk, Liquidity Risk, Market Price of Shares Risk, Management Risk, Anti-Takeover Provisions Risk, Portfolio Turnover Risk and Non-Investment Grade Securities Risk. The price of shares of the Fund traded on the New York Stock Exchange will fluctuate with market conditions and may be worth more or less than their original offering price. Shares of closed-end funds often trade at a discount to their net asset value, but may also trade at a premium.

SunAmerica Focused Alpha Large-Cap Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES — June 30, 2010 — (unaudited)

ASSETS:
Investments at value (unaffiliated)*	$126,258,617
Cash	24,303
Receivable for:
Dividends and interest	92,116
Investments sold	7,931,855
Prepaid expenses and other assets	4,758

Total assets	134,311,649

LIABILITIES:
Payable for:
Investments purchased	7,850,183
Investment advisory and management fees	112,935
Administration fees	4,519
Directors’ fees and expenses	197
Other accrued expenses	99,337

Total liabilities	8,067,171

Net Assets	$126,244,478

NET ASSETS REPRESENTED BY:
Common Stock, $0.001 par value (200,000,000 shares authorized)	$9,655
Additional paid-in capital	149,238,398

149,248,053
Accumulated undistributed net investment income (loss)	(222,973)
Accumulated undistributed net realized gain (loss) on investments	(20,512,029)
Unrealized appreciation (depreciation) on investments	(2,268,573)

Net Assets	$126,244,478

NET ASSET VALUES:
Net assets	$126,244,478
Shares outstanding	9,655,236
Net asset value per share	$13.08

*Cost
Investments (unaffiliated)	$128,527,190

See Notes to Financial Statements

SunAmerica Focused Alpha Large-Cap Fund, Inc.
STATEMENT OF OPERATIONS — For the six months ended June 30, 2010 — (unaudited)

INVESTMENT INCOME:
Dividends (unaffiliated)	$862,464
Interest (unaffiliated)	271

Total investment income*	862,735

EXPENSES:
Investment advisory and management fees	720,325
Administration fees	28,813
Transfer agent fees and expenses	11,560
Custodian and accounting fees	26,583
Reports to shareholders	38,779
Audit and tax fees	20,500
Legal fees	138,900
Directors’ fees and expenses	28,373
Other expenses	72,186

Total expenses before custody credits	1,086,019
Custody credits earned on cash balances	(9)
Fees paid indirectly (Note 4)	(302)

Net expenses	1,085,708

Net investment income (loss)	(222,973)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	8,532,651
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(24,127,778)

Net realized and unrealized gain (loss) on investments	(15,595,127)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,818,100)

*Net of foreign withholding taxes on interest and dividends of	$1,479

See Notes to Financial Statements

SunAmerica Focused Alpha Large-Cap Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS

	For the six
	months ended	For the
	June 30, 2010	year ended
	(unaudited)	December 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(222,973)	$510,014
Net realized gain (loss) on investments	8,532,651	(18,924,488)
Net unrealized gain (loss) on investments	(24,127,778)	45,224,380

Net increase (decrease) in net assets resulting from operations	(15,818,100)	26,809,906

Distributions to shareholders from:
Net investment income	— *	(510,014)
Net realized gain on investments	(965,524)*	—
Return of capital	— *	(2,869,318)

Total distributions to shareholders	(965,524)	(3,379,332)

Total increase (decrease) in net assets	(16,783,624)	23,430,574
NET ASSETS:
Beginning of period	143,028,102	119,597,528

End of period†	$126,244,478	$143,028,102

† Includes accumulated undistributed net investment income (loss)	$(222,973)	$—

*	Amounts for net investment income, net realized gains on investments and return of capital are estimated as of June 30, 2010 and are subject to change and recharacterization at fiscal year end.

See Notes to Financial Statements

SunAmerica Focused Alpha Large-Cap Fund, Inc.
FINANCIAL HIGHLIGHTS

	For the six
	months ended		For the year	For the year		For the year		For the year		For the period
	June 30, 2010		ended	ended		ended		ended		December 28, 2005‡
	(unaudited)		December 31, 2009	December 31, 2008		December 31, 2007		December 31, 2006		to December 31, 2005

Net Asset Value, Beginning of Period	$14.81		$12.39	$21.16		$20.21		$19.06		$19.10 (1)
Investment Operations:
Net investment income (loss) @	(0.02)		0.05	0.06		0.02		(0.00)		0.00
Net realized and unrealized gain (loss) on investments	(1.61)		2.72	(7.58)		3.39		2.35		—

Total from investment operations	(1.63)		2.77	(7.52)		3.41		2.35		0.00

Distributions From:
Net investment income	—	*	(0.05)	(0.06)		(0.02)		(0.00)		—
Net realized gains on investments	(0.10	)*	—	—		(1.38)		(0.15)		—
Return of capital	—	*	(0.30)	(1.19)		(1.06)		(1.05)		—

Total distributions	(0.10)		(0.35)	(1.25)		(2.46)		(1.20)		—
Capital Share Transactions:
Offering costs for common shares charged to additional paid-in capital	—		—	—		—		—		(0.04)

Net Asset Value, End of Period	$13.08		$14.81	$12.39		$21.16		$20.21		$19.06

Net Asset Value Total Return #(2)	(11.08)%		23.15%	(36.95)%		17.40%		12.77	%(4)	(0.21)%
Market Value, End of Period	$12.35		$13.67	$10.33		$18.84		$18.40		$20.00
Market Value Total Return #(3)	(8.99)%		36.97%	(40.12)%		16.15%		(1.53)%		0.00%
Ratios/Supplemental Data
Net Assets, end of period ($000’s)	$126,244		$143,028	$119,598		$204,301		$195,177		$184,037
Ratio of expenses to average net assets	1.53	%(5)(6)	1.34%	1.26	%(5)	1.21	%(5)	1.23	%(5)	0.03%†
Ratio of net investment income (loss) to average net assets	(0.31	)%(5)(6)	0.41%	0.33	%(5)	0.11	%(5)	0.00	%(5)	0.00%†
Portfolio turnover rate	85%		135%	120%		57%		91%		0%

‡	Commencement of operations
@	Calculated based upon average shares outstanding
#	Total return is not annualized.
*	Amounts for net investment income, net realized gains on investments and return of capital are estimated as of June 30, 2010 and are subject to change and recharacterization at fiscal year end.
†	Due to commencing operations on December 28, 2005, the ratio of expenses and ratio of net investment income are not annualized. If the ratios were annualized, the ratio of expenses and the ratio of net investment income would have been 3.07% and 0.38%, respectively. The ratios are not representative of a full year of operations.
(1)	Net asset value, beginning of the period, reflects a deduction of $0.90 per share sales change from the initial offering price of $20.00.
(2)	Based on the net asset value per share, dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at NAV on the ex-dividend date.
(3)	Based on market value per share, dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(4)	The Fund’s performance figure was increased by 0.11% from gains on the disposal of investments in violation of investment restrictions.
(5)	Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
(6)	Annualized

See Notes to Financial Statements

SunAmerica Focused Alpha Large-Cap Fund, Inc.
PORTFOLIO PROFILE — June 30, 2010 — (unaudited)

Industry Allocation*
Medical-HMO	9.4%
Computers	6.9
Diversified Minerals	5.7
Casino Hotels	5.5
Oil Companies-Integrated	5.2
E-Commerce/Products	5.1
Chemicals-Diversified	5.1
Medical-Wholesale Drug Distribution	5.0
Oil Companies-Exploration & Production	4.9
Retail-Restaurants	4.8
Diversified Manufacturing Operations	4.7
Metal-Copper	4.7
Paper & Related Products	4.6
E-Commerce/Services	4.6
Cable/Satellite TV	4.6
Electronic Components-Semiconductors	4.4
Retail-Regional Department Stores	4.3
Aerospace/Defense	3.6
Multimedia	3.1
Time Deposit	2.5
Telephone-Integrated	1.3

100.0%

*	Calculated as a percentage of net assets

SunAmerica Focused Alpha Large-Cap Fund, Inc.
PORTFOLIO OF INVESTMENTS — June 30, 2010 — (unaudited)

		Value
Security Description	Shares	(Note 2)

COMMON STOCK — 97.5%
Aerospace/Defense — 3.6%
Northrop Grumman Corp.	83,800	$4,562,072

Cable/Satellite TV — 4.6%
DIRECTV, Class A†	170,604	5,786,888

Casino Hotels — 5.5%
Wynn Resorts, Ltd.	90,487	6,901,443

Chemicals-Diversified — 5.1%
The Dow Chemical Co.	271,636	6,443,206

Computers — 6.9%
Apple, Inc.†	34,891	8,776,133

Diversified Manufacturing Operations — 4.7%
Parker Hannifin Corp.	107,000	5,934,220

Diversified Minerals — 5.7%
BHP Billiton PLC ADR	139,190	7,159,934

E-Commerce/Products — 5.1%
Amazon.com, Inc.†	59,056	6,452,459

E-Commerce/Services — 4.6%
priceline.com, Inc.†	32,887	5,805,871

Electronic Components-Semiconductors — 4.4%
Intel Corp.	280,000	5,523,980

Medical-HMO — 9.4%
Aetna, Inc.	222,000	5,856,360
UnitedHealth Group, Inc.	212,000	6,020,800

		11,877,160

Medical-Wholesale Drug Distribution — 5.0%
Cardinal Health, Inc.	186,000	6,251,460

Metal-Copper — 4.7%
Freeport-McMoRan Copper & Gold, Inc.	100,000	5,913,000

Multimedia — 3.1%
The Walt Disney Co.	124,288	3,915,072

Oil Companies-Exploration & Production — 4.9%
EOG Resources, Inc.	63,091	6,206,262

Oil Companies-Integrated — 5.2%
Marathon Oil Corp.	211,000	6,559,990

Paper & Related Products — 4.6%
International Paper Co.	258,000	5,838,540

Retail-Regional Department Stores — 4.3%
Macy’s, Inc.	302,000	5,405,800

Retail-Restaurants — 4.8%
McDonald’s Corp.	92,774	6,111,023

Telephone-Integrated — 1.3%
Qwest Communications International, Inc.	315,700	1,675,104

Total Long-Term Investment Securities (cost $125,368,190)		123,099,617

	Principal	Value
Security Description	Amount	(Note 2)

SHORT-TERM INVESTMENT SECURITIES — 2.5%
Time Deposit — 2.5%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 07/01/10 (cost $3,159,000)	$3,159,000	$3,159,000

TOTAL INVESTMENTS (cost $128,527,190)(1)	100.0%	126,258,617
Liabilities in excess of other assets	0.0	(14,139)

NET ASSETS	100.0%	$126,244,478

†	Non-income producing security
(1)	See Note 7 for cost of investments on a tax basis.
ADR — American Depository Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2010 (See Note 2):

		Level 2 —	Level 3 —
	Level 1 —	Other	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Long-Term Investment Securities:

Common Stock:

Casino Hotels	$6,901,443	$—	$—	$6,901,443

Chemicals-Diversified	6,443,206	—	—	6,443,206

Computers	8,776,133	—	—	8,776,133

Diversified Minerals	7,159,934	—	—	7,159,934

E-Commerce/Products	6,452,459	—	—	6,452,459

Medical-HMO	11,877,160	—	—	11,877,160

Medical-Wholesale Drug Distribution	6,251,460	—	—	6,251,460

Oil Companies-Intergrated	6,559,990	—	—	6,559,990

Other Industries*	62,677,832	—	—	62,677,832

Short-Term Investment Securities:

Time Deposit	—	3,159,000	—	3,159,000

Total	$123,099,617	$3,159,000	$—	$126,258,617

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

SunAmerica Focused Alpha Large-Cap Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — June 30, 2010 — (unaudited)

Note 1.	Organization of the Fund

SunAmerica Focused Alpha Large-Cap Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund’s shares are traded on the New York Stock Exchange (“NYSE”) under the ticker symbol FGI. The Fund was organized as a Maryland corporation on September 7, 2005 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund sold 5,236 of its common stock shares (“Shares”) on November 14, 2005 to SunAmerica Asset Management Corp. (the “Adviser” or “SunAmerica”). Investment operations commenced on December 28, 2005 upon settlement of the sale of 9,650,000 Shares in the amount of $184,315,000 (net of underwriting fees and expenses of $8,685,000). SunAmerica paid certain organizational expenses of the Fund and the offering costs of the Fund to the extent they exceeded $.04 per share of the Fund’s common stock.

The Fund’s investment objective is to provide growth of capital. The Fund seeks to pursue this objective by employing a concentrated stock picking strategy in which the Fund, through subadvisers selected by the Adviser, actively invests primarily in a small number of equity securities (i.e. common stocks) of large-capitalization companies and to a lesser extent in equity-related securities (i.e., preferred stocks, convertible securities, warrants and rights) of large-capitalization companies primarily in the U.S. markets. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in large-capitalization companies.

Indemnifications: The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund. In addition, pursuant to Indemnification Agreements between the Fund and each of the current directors who is not an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund (collectively, the “Disinterested Directors”), the Fund provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business the Fund enters into contracts that contain the obligation to indemnify others. The Fund’s maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors (the “Board” or the “Directors”) to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign

SunAmerica Focused Alpha Large-Cap Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — June 30, 2010 — (unaudited) — (continued)

market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

The various inputs that may be used to determine the value of the Fund’s investments are summarized into three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees, etc.)

Level 3 — Significant unobservable inputs (includes inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the inputs used to value the Fund’s net assets as of June 30, 2010 are reported on a schedule following the Portfolio of Investments.

Repurchase Agreements: For repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis, plus accrued interest, to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2010, the Fund did not invest in any repurchase agreements.

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily from settlement date, except when collection is not expected. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains at various rates. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

The Fund has adopted a distribution policy (the “Distribution Policy”) under which the Fund will pay level quarterly dividend distributions, subject to an adjusting dividend distribution in the fourth quarter as described below. The Distribution Policy and the dividend distribution rate may be terminated or modified at any time. The Fund intends to pay a level quarterly amount in each of the first three quarters of the calendar year and increase, if necessary, the amount payable for the fourth quarter to an amount expected to satisfy the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each quarter the Board will review the amount of any potential dividend distribution and the income, capital gains and capital available. The Securities and Exchange Commission (the “SEC”) issued an order to the Fund and SunAmerica granting exemptive relief from section 19(b) of the 1940 Act and rule 19b-1 thereunder, to permit

SunAmerica Focused Alpha Large-Cap Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — June 30, 2010 — (unaudited) — (continued)

the Fund to make multiple long-term capital gains distributions per year under the Distribution Policy. A portion of the dividend distribution may be treated as ordinary income (derived from short-term capital gains) and qualifying dividend income for individuals. If the total distributions made in any calendar year exceed investment company taxable income and net capital gains, such excess distributed amounts would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distributions would constitute capital gains (assuming the shares are held as capital assets). A return of capital represents a return of a shareholder’s investment in the Fund and should not be confused with “yield,” “income” or “profit.” The final determination of the source of all dividend distributions in 2010 will be made after year-end. The payment of dividend distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The Distribution Policy may, under certain circumstances, result in the amounts of taxable distributions to exceed the levels required to be distributed under the Code (i.e., to the extent the Fund has capital losses in any taxable year, such losses may be carried forward to reduce the amount of capital gains required to be distributed in future years; if distributions in a year exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carryforwards reduce the required amount of capital gains in that year). The Fund’s Board has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Dividend Distribution Policy could have a negative effect on the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment policy) must adjust the cost basis to the extent that a dividend distribution contains a nontaxable return of capital. Investors should consult their tax adviser regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

The Fund intends to comply with the requirements of the Code, applicable to regulated investment companies and distribute all of its taxable income, including any capital gains, to its shareholders. Therefore, no federal tax provisions are required. The Fund files U.S. federal and certain state income tax returns. With few exceptions, the Fund is no longer subject to U.S. federal and state examinations by tax authorities for tax years ending before 2006.

Note 3.	Investment Advisory and Management Agreement

Pursuant to its Investment Advisory and Management Agreement (“Advisory Agreement”) with the Fund, SunAmerica manages the affairs of the Fund, and selects, supervises and compensates the subadvisers to manage the Fund’s assets. SunAmerica monitors the compliance of the subadvisers with the investment objective and related policies of the Fund, reviews the performance of the subadvisers, and reports periodically on such performance to the Directors. Pursuant to the Advisory Agreement, the Fund will pay SunAmerica a monthly fee at the annual rate of 1.00% of the average daily total assets of the Fund.

SunAmerica has engaged Marsico Capital Management, LLC (“Marsico”), an independently owned investment management firm, and Blackrock Investment Management, LLC (“Blackrock”), a wholly-owned subsidiary of Blackrock Inc., as subadvisers to the Fund (the “Subadvisers”) to manage the investment and reinvestment of the Fund’s assets. Pursuant to the subadvisory agreements (“Subadvisory Agreements”) among SunAmerica, the Fund and Marsico and Blackrock, respectively, Marsico and Blackrock select the investments made by the Fund. Marsico manages the large-cap growth portion of the Fund and Blackrock manages the large-cap value portion of the Fund. Pursuant to the Subadvisory Agreements, SunAmerica and not the Fund, pays each of the subadvisers a fee at the annual rate of 0.40% of the Fund’s average daily total assets allocated to each subadviser.

SunAmerica serves as administrator to the Fund. Under the Administrative Services Agreement, SunAmerica is responsible for performing or supervising the performance by others of administrative services in connection with the

SunAmerica Focused Alpha Large-Cap Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — June 30, 2010 — (unaudited) — (continued)

operations of the Fund, subject to the supervision of the Fund’s Board. SunAmerica will provide the Fund with administrative services, regulatory reporting, all necessary office space, equipment, personnel and facilities for handling the affairs of the Fund. SunAmerica’s administrative services include recordkeeping, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Directors’ and shareholders’ meetings and other administrative services necessary to conduct the Fund’s affairs. For its services as administrator, SunAmerica is paid a monthly fee at the annual rate of 0.04% of the Fund’s average daily total assets.

On March 4, 2009, American International Group, Inc. (“AIG”), the ultimate parent of SunAmerica, issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”), 100,000 shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock (the “Stock”) for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the “FRBNY”) in the form of its lending commitment (the “Credit Facility”) under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG’s common stock on all matters submitted to AIG’s shareholders. As of June 30, 2010, the Trust had approximately 79.7% of the aggregate voting power of AIG’s common stock and is entitled to approximately 79.7% of all dividends paid on AIG’s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

Note 4.	Expense Reductions

Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Fund have been reduced. For the six months ended June 30, 2010, the amount of expense reductions received to offset the Fund’s non-affiliated expenses were $302.

Note 5.	Purchase and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the six months ended June 30, 2010 were as follows:

Purchases (excluding U.S. government securities)	$114,771,515
Sales and maturities (excluding U.S. government securities)	114,611,434
Purchases of U.S. government securities	—
Sales and maturities of U.S. government securities	—

Note 6.	Transactions with Affiliates

For the six months ended June 30, 2010, the Fund incurred no brokerage commissions with an affiliated broker.

Note 7.	Federal Income Taxes

The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences such as wash sales.

For the year ended December 31, 2009
Distributable Earnings			Tax Distributions
	Long-Term	Unrealized
Ordinary	Gains/Capital	Appreciation	Ordinary	Long-Term	Return of
Income	and Other Losses	(Depreciation)	Income	Capital Gains	Capital

$—	$(27,616,694)	$21,396,744	$510,014	$—	$2,869,318

Capital Loss Carryforwards. At December 31, 2009, capital loss carryforwards available to offset future recognized gains are $27,616,694 with $4,741,400 expiring in 2016, and $22,875,294 expiring in 2017.

SunAmerica Focused Alpha Large-Cap Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — June 30, 2010 — (unaudited) — (continued)

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities were as follows:

Cost (tax basis)	$128,989,651

Appreciation	9,515,782
Depreciation	(12,246,816)

Net unrealized appreciation (depreciation)	$(2,731,034)

Note 8.	Capital Share Transactions

The authorized capital stock of the Fund is 200,000,000 shares of common stock, $0.001 par value.

SunAmerica Focused Alpha Large-Cap Fund, Inc.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN — June 30, 2010 — (unaudited)

The Fund has adopted a Dividend Reinvestment and Cash Purchase Plan (the “Plan”), through which all net investment income dividends and capital gains distributions are paid to Common Stock Shareholders in the form of additional shares of the Fund’s Common Stock (plus cash in lieu of any fractional shares which otherwise would have been issuable), unless a Common Stock Shareholder elects to receive cash as provided below. In this way, a Common Stock Shareholder can maintain an undiluted investment in the Fund and still allow the Fund to pay out the required distributable income.

No action is required on the part of a registered Common Stock Shareholder to receive a distribution in shares of Common Stock of the Fund. A registered Common Stock Shareholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., Inc. (“Computershare”), the Plan Agent and the Fund’s transfer agent and registrar, in writing at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor so that such notice is received by Computershare before the record date for distributions to Common Stock Shareholders. Computershare will set up an account for shares acquired through the Plan for each Common Stock Shareholder who has not elected to receive distributions in cash (“Participant”) and hold such shares in non-certificated form.

Those Common Stock Shareholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary.

Computershare will set up an account for shares acquired pursuant to the Plan for Participants who have not so elected to receive dividends and distributions in cash. The shares of Common Stock will be acquired by the Plan Agent for the Participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund (“Additional Common Stock”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the NYSE or elsewhere. If on the payment date for a dividend or distribution, the net asset value per share of Common Stock is equal to or less than the market price per share of Common Stock plus estimated per share fees (which include any brokerage commissions Computershare is required to pay), Computershare shall receive Additional Common Stock, including fractions, from the Fund for each Participant’s account. The number of shares of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per share of Common Stock on the payment date, or (ii) 95% of the market price per share of the Common Stock on the payment date. If the net asset value per share of Common Stock exceeds the market price plus estimated per share fees on the payment date for a dividend or distribution, Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such dividend or distribution on each Participant’s shares of Common Stock to purchase shares of Common Stock on the open market. Such purchases will be made on or shortly after the payment date for such dividend or distribution but in no event will purchases be made on or after the ex-dividend date for the next dividend or distribution. The weighted average price (including per share fees) of all shares of Common Stock purchased by Computershare shall be the price per share of Common Stock allocable to each Participant. If, before Computershare has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares of Common Stock as of the payment date, the purchase price paid by Computershare may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if such dividend or distribution had been paid in shares of Common Stock issued by the Fund. Participants should note that they will not be able to instruct Computershare to purchase shares of Common Stock at a specific time or at a specific price.

There is no charge to Common Stock Shareholders for receiving their distributions in the form of additional shares of the Fund’s Common Stock. Computershare’s fees for handling distributions in stock are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable in stock. For shares purchased in the open market Participants will be charged a per share fee of $0.03. If a Participant elects by written, telephone or Internet notice to Computershare to have Computershare sell part or all of the shares held by Computershare in the Participant’s account and remit the proceeds to the Participant, Computershare is authorized to deduct a $2.50 transaction fee plus a $0.15 per share fee from the proceeds. All per share fees include any brokerage commissions Computershare is required to pay.

Common Stock Shareholders who receive distributions in the form of stock are subject to the same Federal, state and local tax consequences as are Common Stock Shareholders who elect to receive their distributions in cash. A Common Stock Shareholder’s basis for determining gain or loss upon the sale of stock received in a distribution from the Fund will be equal to the total dollar amount of the distribution paid to the Common Stock Shareholder in the form of additional shares.

SunAmerica Focused Alpha Large-Cap Fund, Inc.
RESULTS OF ANNUAL SHAREHOLDER MEETING — June 30, 2010 — (unaudited)

The Annual Meeting of the Shareholders of the Fund (the “Meeting”) was held on May 18, 2010. At this meeting Dr. Judith L. Craven and William J. Shea were elected by shareholders to serve as the Class II Directors of the Fund for three-year terms, which expire at the annual meeting of shareholders to be held in 2013 and until their respective successors are duly elected and qualify.

The voting results of the Meeting to elect Dr. Judith L. Craven and William J. Shea to the Board were as follows:

	For	Withheld

Judith L. Craven	6,959,485	2,153,037

William J. Shea	6,969,564	2,142,958

The terms of office of Jeffrey S. Burum and William F. Devin (Class I, term expiring 2012) and Samuel M. Eisenstat, Stephen J. Gutman and Peter A. Harbeck (Class III, term expiring 2011) continued after the Meeting.

In addition, shareholders of the Fund also considered a non-binding shareholder proposal requesting that the Board promptly authorize a self-tender offer for all of the outstanding shares of the Fund at a price equal to net asset value, and if more than 50% of the Fund’s outstanding shares are tendered, then the tender offer should be cancelled and the Fund should be liquidated. The voting results were of this shareholder proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

3,228,120	1,140,045	1,656,632	3,087,725

Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Directors
Samuel M. Eisenstat
Peter A. Harbeck
Dr. Judith L. Craven
William F. Devin
Stephen J. Gutman
Jeffrey S. Burum
William J. Shea

Officers
John T. Genoy, President and
  Chief Executive Officer
Donna M. Handel, Treasurer
James Nichols, Vice President
Cynthia A. Gibbons-Skrehot, Chief Compliance Officer
Gregory N. Bressler, Chief Legal Officer and
  Secretary
Gregory R. Kingston, Vice President and Assistant Treasurer
Nori L. Gabert, Vice President and Assistant Secretary
Kathleen Fuentes, Assistant Secretary
John E. McLean, Assistant Secretary
John E. Smith Jr., Assistant Treasurer

Investment Adviser
SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Custodian
State Street Bank and Trust Company
P.O. Box 5607
Boston, MA 02110

Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to securities held in the Fund’s portfolio, which is available in the Fund’s Form N-CSR, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS
The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at
http://www.sec.gov. You can also review and obtain copies of Form N-Q at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

PROXY VOTING RECORD ON FUND PORTFOLIO SECURITIES
Information regarding how the Fund voted proxies related to securities held in the Fund’s portfolio during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission without charge, upon request, by calling (800) 858-8850 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted solely for the general information of shareholders of the Fund.

The accompanying report has not been audited by independent accountants and accordingly no opinion has been expressed thereon.

(This page intentionally left blank)

SunAmerica open-end funds distributed by:
SunAmerica Capital Services Inc.
Harborside Financial Center
3200 Plaza 5, Jersey City, NJ 07311

800-858-8850, ext. 6003
www.sunamericafunds.com

FISAN-6/10

SunAmerica
Mutual Funds

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Included in Item 1 to the Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item 10.

Item 11.	Controls and Procedures.

(a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable.

(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3) Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

(c)	A copy of the registrant’s notices to shareholders pursuant to Section 19 of the Investment Company Act of 1940 and Rule 19a-1 thereunder that accompanied distributions paid on March 30, 2010 and June 24, 2010 are attached hereto, as required by the terms of the registrant’s exemptive order granted on February 3, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Focused Alpha Large-Cap Fund, Inc.
By:	/s/ John T. Genoy
John T. Genoy
President
Date: September 7, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President
Date: September 7, 2010

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer
Date: September 7, 2010